UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 22, 2010
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio (Address of principal executive offices)	43604 (Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 24, 2010, Health Care REIT, Inc. (the “Company”) issued a press release that announced operating results for its fourth quarter ended December 31, 2009. The press release refers to a supplemental information package that is available on the Company’s website (www.hcreit.com), free of charge. Copies of the press release and supplemental information package have been furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report, and are incorporated herein by reference.
The information included in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.
Item 7.01 Regulation FD Disclosure.
On February 22, 2010, the Company issued a press release that announced the formation of a joint venture with Forest City Enterprises. A copy of the press release has been furnished as Exhibit 99.3 to this Current Report. All information in the press release is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
The press release may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements describe, among other things, the beliefs, expectations, plans and strategies of the Company and the joint venture. These forward-looking statements concern and are based upon, among other things, the contemplated joint venture; potential benefits associated with the transaction; the performance of the operators/tenants and properties of the joint venture; the ability of each of the Company and Forest City to complete the remaining acquisition; occupancy rates; the ability to enter into agreements with new and existing tenants; and the policies and plans of the joint venture regarding investments, financings and other matters. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Expected results may not be achieved, and actual results may differ materially from expectations. This may be a result of various factors, including, but not limited to: the status of the economy; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost-effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and senior housing industries and the life sciences sector; negative developments in the operating results or financial condition of operators/tenants, including , but not limited to, their ability to pay rent; the failure of closings to occur as and when anticipated; acts of God; the ability to re-lease space at similar rates as vacancies occur; operator/tenant bankruptcies or insolvencies; government regulations affecting the life sciences sector; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to the remaining acquisition; changes in rules or practices governing financial reporting; and other factors affecting the execution of the transaction and subsequent performance, including REIT laws and regulations, receipt of third party approvals without unexpected delays or conditions; and timely implementation and execution of the plans and strategies of the joint venture. Finally, the Company assumes no obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release of Health Care REIT, Inc. dated February 24, 2010.

99.2	Health Care REIT, Inc. Supplemental Information Package for the quarter ended December 31, 2009.

99.3	Press release of Health Care REIT, Inc. dated February 22, 2010.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board, Chief Executive Officer and President

Dated: February 24, 2010